UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            0-28538                 13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                              80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code            (303) 296-5600
                                                  ------------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 8.01       Other Events.

     The registrant hereby furnishes the information set forth in its 2005 Titanium Metals Corporation Profit Sharing Plan effective January 1, 2005 and its Amended and Restated 1996 Non-Employee Director Compensation Plan effective October 1, 2004, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



Item 9.01    Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.          Exhibit Index

             99.1 2005 Titanium Metals Corporation Profit Sharing Plan effective January 1, 2005.

             99.2       Titanium Metals  Corporation  Amended and Restated 1996
                         Non-Employee   Director   Compensation  Plan  effective
                         October 1, 2004.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           TITANIUM METALS CORPORATION
                           (Registrant)

                           /s/ Joan H. Prusse
                           ---------------------------------------------------
                           Joan H. Prusse
                           Vice President, General Counsel & Secretary



Date: February 28, 2005

                                INDEX TO EXHIBITS

Exhibit No.   Description
----------    -----------------------------------------------------------------
99.1          2005 Titanium Metals  Corporation Profit Sharing Plan effective
              January 1, 2005.

99.2          Titanium Metals Corporation Amended and Restated 1996
              Non-Employee Director Compensation Plan effective October 1, 2004.

                                                                   EXHIBIT 99.1
                        2005 TITANIUM METALS CORPORATION
                               PROFIT SHARING PLAN

I.   PURPOSE

The purpose of the 2005 Titanium Metals Corporation Profit Sharing Plan is to attract and retain high quality employees and executives and to provide incentives to such employees and executives to maximize the annual financial performance of Titanium Metals Corporation and its related entities and thereby increase shareholder value. The Titanium Metals Corporation Profit Sharing Plan is intended to qualify for the exception to the deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualified "performance-based compensation."

II.  EFFECTIVE DATE OF PLAN

The effective date of the Plan (as defined below) shall be January 1, 2005.

III. DEFINITIONS

(a) "Annual Operating Plan" shall mean the annual business operating plan of the Company approved by the Board of Directors for a given fiscal year.

(b)  "Board" shall mean the Board of Directors of the Company.

(c) "Compensation Committee" shall mean the committee comprised of two or more directors of the Company which shall have the authority to administer the Plan. No member of the Compensation Committee shall be a current employee of the Company, a former employee who is currently receiving compensation from the Company for prior services (other than benefits under a tax-qualified retirement plan), a current or former officer of the Company, or shall receive or have received remuneration from the Company within the meaning of Treas. Reg. ss.1.162-27(e)(3), either directly or indirectly, in any capacity other than as a director.

(d)  "Company" shall mean Titanium Metals Corporation.

(e) "Disability" shall mean disability by bodily injury or disease, either occupational or nonoccupational in cause, permanently preventing, on the basis of medical evidence satisfactory to the Company, the Eligible Employee from engaging in any occupation or employment with the Company.

(f) "Eligible Earnings" shall mean the aggregate base earnings (as defined by local pay practices or any applicable contract) actually paid to an Eligible Employee with respect to a given Plan Year; provided, however, that any amount of base earnings that a Eligible Employee would have received in a given Plan Year but for a voluntary reduction in base earnings (not related to reduced work hours) shall be included in the determination of Eligible Earnings for such year.

(g) "Eligible Employee" shall mean all regular employees who are employed by the Company or any of its subsidiaries and who are scheduled to perform duties a minimum of thirty-two (32) hours per week and who meet the Plan's eligibility requirements in Section IV of the Plan. Regular employees who are covered by a collective bargaining agreement may be excluded based on the terms of such agreement. Leased employees, independent contractors, agents, consultants, and other persons having a similar arrangement with the Company shall not be Eligible Employees.

(h) "Highly-Compensated Employee" shall mean an Eligible Employee whose aggregate annual compensation could exceed the maximum limit for deductibility established under Section 162(m) of the Internal Revenue Code.

(i) "Maximum Operating Income Level" shall mean the Operating Income target established from time to time by the Board in a Plan Year above which no additional Performance-Based Compensation Awards shall be payable.

(j) "Maximum Payout Percentage" shall mean the maximum percentage of Eligible Earnings of an Eligible Employee set from time to time by the Relevant
     Authority that will result in a Performance-Based Compensation Award pursuant to Section V of the Plan.

(k) "Minimum Operating Income Level" shall mean the minimum Operating Income target established from time to time by the Board which must be achieved by the Company in a Plan Year before any Performance-Based Compensation Awards are payable under the Plan.

(l) "Minimum Payout Percentage" shall mean the minimum percentage of Eligible Earnings of an Eligible Employee set from time to time by the Relevant
     Authority that will result in a Performance-Based Compensation Award pursuant to Section V of the Plan.

(m)  "Operating Income" shall mean the Company's publicly reported, consolidated
     operating  income,   determined  in  accordance  with  generally   accepted
     accounting principles.

(n) "Performance-Based Compensation Award" shall mean the cash award as determined by the application of Section V of the Plan.

(o) "Plan" shall mean the 2005 Titanium Metals Corporation Profit Sharing Plan, as amended and restated from time to time.

(p) "Plan Year" shall mean the 12 consecutive month period coinciding with the Company's fiscal year.

(q) "Relevant Authority" shall mean any of the following, as appropriate: for compensation matters pertaining to the Company's Chief Executive Officer, the Relevant Authority shall be the members of the Board who constitute "outside" directors under Section 162(m) of the Internal Revenue Code; for compensation matters pertaining to the Company's Chief Operating Officers, the Relevant Authority shall be the Compensation Committee; for compensation matters pertaining to all other employees of the company, the Relevant Authority shall be the Company's Chief Executive Officer.

(r) "Retirement" shall mean the termination of employment (other than relating to death or Disability) of an Eligible Employee at age fifty-five (55) or older with a minimum of ten (10) years of service to the Company.

IV.  ELIGIBILITY

Except in the case of an Eligible Employee's death, Disability, Retirement, active military leave during the Plan Year or otherwise as required by law or contract, in order to be eligible to receive a Performance-Based Compensation Award under the Plan, an Eligible Employee must be employed by the Company (i) on the last day of the Plan Year and (ii) on the date of actual payment of the

Performance-Based Compensation Award in the calendar year following the Plan Year. Performance-Based Compensation Awards will be payable annually in a single cash payment, which will be made, at the discretion of the Company's management with regard to timing but generally no later than March 15 of the year following a Plan Year (subject to completion of the company's audit for a given Plan Year and the certification required by Section VI below). However, in the event an Eligible Employee is not employed on the last day of the Plan Year or on the date of actual payment of the Performance-Based Compensation Award in the calendar year following the Plan Year because of such Eligible Employee's death, Disability, Retirement or active military leave, any payment of a Performance-Based Compensation Award made in accordance with Section V shall be paid to the Eligible Employee's estate or to the Eligible Employee at the time the other Performance-Based Compensation Awards are paid to other Eligible Employees under the Plan.

V.   SETTING  OF  PERFORMANCE   GOALS  AND  CALCULATION  OF  PERFORMANCE   BASED
     COMPENSATION AWARDS

(a) Performance-Based Compensation Awards shall be based upon a combination of the Company's Operating Income and an Eligible Employee's individual performance rating during each Plan Year. No Performance-Based Compensation Awards shall be payable if the Company's Operating Income is less than the Minimum Operating Income Level. Performance-Based Compensation Awards shall be payable solely in accordance with the schedules determined and published from time to time by the Relevant Authority. Provided, however, that no Performance-Based Compensation Award for any Eligible Employee shall exceed $3,000,000 for a Plan Year.

(b) The Compensation Committee will recommend to the Board, and the Board will approve, the Minimum Operating Income Level and Maximum Operating Income Level for the Plan Year which are generally expected to be 4% and 18% respectively, but are subject to adjustment at the Board's discretion. The Minimum Operating Income Level and Maximum Operating Income Level will be announced to the Eligible Employees as soon as practical after approval.

(c) Each Eligible Employee will be assigned a Minimum Payout Percentage and Maximum Payout Percentage based upon such employee's salary grade level and individual performance rating. Schedule A attached hereto and incorporated herein by reference contains the Payout Percentages for all Eligible Employees that shall be effective as of January 1, 2005. The Minimum Payout Percentage or Maximum Payout Percentage for any given individual (or group) may be modified by the Relevant Authority at any time and from time to time; provided, however, that any change to the Minimum Payout Percentage or Maximum Payout Percentage applicable to any Highly-Compensated Employee must be made no later than the ninetieth (90th) day of the given Plan Year.

(d) The Board shall have no discretion to establish a performance goal that would result in a Performance-Based Compensation Award to any Highly-Compensated Employee that is more than the Performance-Based Compensation Award that would have been earned by such Highly-Compensated Employee for such Plan Year based upon the Schedule A in effect as of the ninetieth (90th) day of the given Plan Year.

(e)  Performance-Based Compensation Awards shall be calculated as follows:

     Actual Operating Income in Plan Year                       Award (as percentage of Eligible Earnings)
     ------------------------------------                       --------------------------------------------
     Less than Minimum Operating Income Level                   No award

     Equal to or greater  than Minimum  Operating  Income       Fully  pro-rated   percentage   between  Eligible
     Level but less than Maximum Operating Income Level         Employee's  Minimum Payout Percentage and Maximum
                                                                Payout Percentage based upon (a) the Company's actual
                                                                Operating Income performance between Minimum
                                                                Operating Income Level and Maximum Operating Income
                                                                Level and (b) each Eligible Employee's individual
                                                                performance rating

     Equal to or greater  than Maximum  Operating  Income       Eligible Employee's Maximum Payout Percentage
     Level


An example illustrating the calculation of Performance-Based Compensation Awards is included at Schedule B attached hereto.

VI.  CERTIFICATION BY COMPENSATION COMMITTEE


Notwithstanding any other provision of the Plan to the contrary, no Performance-Based Compensation Award may be paid to an Eligible Employee under the Plan until the Compensation Committee certifies in writing that the Company has achieved an Operating Income at least equal to the Minimum Operating Income Level set in accordance with Section V (b) above, and that all of the other conditions under the Plan for payment of the award have been met. For the purposes of this Section, the approved minutes of the Compensation Committee meeting in which the certification is made shall be treated as a written certification.

VII. ADMINISTRATION


The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full authority to construe, interpret and administer the Plan consistent with the Compensation Committee's Charter in effect from time to time and with the limitations set forth in this Plan document. For such administrative purposes, the Compensation Committee shall act by the unanimous consent of all of its members. If any administrative matter under the Plan would constitute or involve action affecting the award to be made to a Highly-Compensated Employee, such matter shall be administered by members of the Board who constitute "outside" directors under Section 162(m) of the Internal Revenue Code.

The Compensation Committee shall have the authority to amend the Plan at any time without notice, provided that any amendment which changes the material terms (as defined by applicable law or regulation) of the performance goals applicable to any Highly-Compensated Employee shall be subject to the approval of the Company's shareholders. The Relevant Authority may revise the terms of the performance goals set forth in Schedule A which must be met before Performance-Based Compensation Awards may be paid under the Plan; provided, however, that revised performance goals applicable to any Highly-Compensated
Employee must be approved by the stockholders of the Company before such amendment is effective. The material terms of a performance goal shall be approved by stockholders if, in a separate vote, a majority of the shares present (in person or by proxy) and entitled to vote on the issue are cast in favor of approval. The Compensation Committee shall have the authority to suspend or terminate the Plan at any time without notice.

VIII. MISCELLANEOUS

The Plan is not a contract of employment. No term of the Plan shall be construed to restrict the right of the Company to terminate or change the terms of any Eligible Employee's employment with the Company at any time or to confer on any Eligible Employee the right to continue in the employ of the Company for any period of time or to continue any Eligible Employee's present or any other rate of compensation. No Eligible Employee shall have any right to future participation in the Plan.

No right or interest of any Eligible Employee in the Plan shall be assignable or transferable or be subject to any lien, directly, by operation of law, or otherwise, including by execution, levy, garnishment, attachment, pledge, or bankruptcy.

The Company shall have the right to deduct from all payments under the Plan any foreign, federal, state or local taxes required by law to be withheld with respect to any such payments.

This instrument contains the entire understanding between the Company and the Eligible Employees participating in the Plan relating to the Plan, and supersedes any prior agreement between the parties, whether written or oral. Neither this Plan nor any provision of the Plan may be waived, modified, amended, changed, discharged or terminated without action by the Compensation Committee or the Board, as appropriate.

This Plan shall be construed in accordance with, and shall be governed by the internal laws of the State of Colorado without regard to the conflict of laws provisions thereof.

To the extent that any one or more of the provisions of the Plan shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

The section headings are for convenience only and shall not be used in interpreting or construing the Plan.

                                                                    EXHIBIT 99.2
                           Titanium Metals Corporation

                              AMENDED AND RESTATED
                  1996 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

                As Amended and Restated Effective October 1, 2004


     1. Purpose. The purpose of the Amended and Restated 1996 Non-Employee Director Compensation Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Company's Board of Directors.

     2. Definitions.

     (a)  "Board" shall mean the Board of Directors of the Company.

          (b) "Cause" shall mean any misappropriation of the assets of the Company or any of its Subsidiaries resulting in material loss to such entity.

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Company" shall mean Titanium Metals Corporation, a Delaware corporation.

          (e) "Director" shall mean any person serving as a member of the Board.

          (f) "Disability" shall mean the condition of a Grantee who is unable to engage in any substantial gainful activities by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve
               (12) months.

          (g) "Eligible Directors" shall mean those Directors eligible to participate in the Plan pursuant to Section 4.

          (h) "Fair Market Value" shall mean the last reported sale price of Stock on the New York Stock Exchange (or other exchange upon which the Stock is traded as of the date of determination).

          (i) "Grantee" shall mean an Eligible Director who has been granted an Option.

          (j) "Ineligible Directors" shall mean those Directors who are not Eligible Directors.

     "Meeting Fees" shall mean the daily rate of $1,000 to be paid to each Eligible Director for such Eligible Director's attendance at a regular or special meeting of the Board or Board committee (in person or by telephone), or for performing other services at the request of the Board or Board committee (other than related to Board or Board committee meetings).

     Provided, that, the meeting fee is intended to be paid on a daily rate basis and not on a per meeting basis and covers any preparation time required for such meetings.

          (k) "Option" shall mean an option to purchase shares of Stock, granted pursuant to the Plan and subject to the terms and conditions described in the Plan. Options shall not be incentive stock options within the meaning of Code Section 422A.

          (l)  "Optionee" shall mean a person who holds an Option.

          (m)  "Parent"  shall mean a  corporation  of the type  defined in Code
               Section 424(e).

          (n) "Plan" shall mean this Amended and Restated 1996 Non-Employee Director Compensation Plan, as it may be amended from time to time pursuant to Section 9.

          (o) "Retainer" shall mean an annual retainer paid in quarterly installments to Eligible Directors which shall be comprised of $20,000 in cash, plus a variable number of shares of Stock to be determined in accordance with the following schedule:


        RANGE OF CLOSING PRICE PER SHARE ON THE DATE OF GRANT     NUMBER OF SHARES IN ANNUAL RETAINER STOCK GRANT

        ------------------------------------------------------- -----------------------------------------------------
                 Over $20                                               500 shares
        ------------------------------------------------------- -----------------------------------------------------
                 $10 to $20                                             1,000 shares
        ------------------------------------------------------- -----------------------------------------------------
                 $5 to $9.99                                            1,500 shares
        ------------------------------------------------------- -----------------------------------------------------
                 Under $5                                               2,000 shares
        ------------------------------------------------------- -----------------------------------------------------

          For service on Board committees, Eligible Directors shall be paid an annual cash retainer in accordance with the following schedule, with each such retainer to be payable in quarterly installments on the same dates as the cash portion of the annual Retainer for Board service is paid:

              COMMITTEE OR POSITION                                  ANNUAL RETAINER
        ------------------------------------------------------- -----------------------------------------------------
             Audit Committee Member                                $5,000
        ------------------------------------------------------- -----------------------------------------------------
             Audit Committee Financial Expert                      $5,000 (in addition to committee retainer)
        ------------------------------------------------------- -----------------------------------------------------
             Members of All Other Committees                       $2,000
        ------------------------------------------------------- -----------------------------------------------------

          (p)  "Stock" shall mean the Company's $.01 par value common stock.

          (q)  "Subsidiary" shall mean a corporation of the type defined in Code
               Section 424(f).

     3. Administration. The Plan shall be administered by the Ineligible Directors. The amount and nature of the awards to be granted under the Plan, including grants of Options, shall be automatic as described in Section 7. The Ineligible Directors, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Plan as they may deem desirable. Any interpretation, determination, or other action made or taken by the Ineligible Directors shall be final, binding, and conclusive. A majority of the total number of Ineligible Directors shall constitute a quorum for purposes of any action by the Ineligible Directors, and the vote of a majority of the Ineligible Directors present at a meeting of the Ineligible Directors at which a quorum is present shall be the act of the Ineligible Directors. Any action reduced to writing and signed by all of the Ineligible Directors shall be as fully effective as if it had been taken by a vote at a meeting of the Ineligible Directors duly called and held. None of the Ineligible Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.

     4. Eligibility. All Directors of the Company shall be eligible to participate in the Plan unless they are employees of the Company or any Subsidiary or Parent of the Company.

     5. Shares Subject to the Plan

     (a) Class. The shares which are to be made the subject of awards granted under the Plan shall be the Company's authorized but unissued Stock. In connection with the issuance of Stock under the Plan, the Company may repurchase Stock in the open market or otherwise.

     (b) Aggregate Amount. The total number of shares of Stock authorized under the Plan shall not exceed 26,250 (subject to adjustment under Section 10(c)). If any outstanding Option under the Plan expires or is terminated for any reason, then the Stock allocable to the unexercised portion of such Option shall not be charged against the limitation of this Section 5(b) and may again become the subject of an Option granted under the Plan.

     6. Retainer/Meeting Compensation.

     (a) Cash Portion of Retainer. The cash portion of the Board and committee Retainers shall be paid to each Eligible Director quarterly in advance on or around the first business day of each calendar quarter following the election or re-election of such Eligible Director by the stockholders at the annual meeting (or by the Board, in the case of a filled vacancy), and no payment of partial quarterly fees will be made or required for partial calendar quarters served by a new director and/or committee member before the next regular quarterly payment and no director and/or committee member who ceases to serve shall be required to reimburse the Company for the remainder of the calendar quarter following such termination of service.

     (b) Stock Portion of Retainer. Certificates representing the stock portion of the Retainer shall be delivered to each Eligible Director as soon as practicable following the election or re-election of such Eligible Director by the stockholders at the annual meeting. Such certificates shall be registered in the name of the Eligible Director, and all Stock so issued shall be fully paid and nonassessable. The Company shall pay any issuance or transfer taxes with respect to the issuance of Stock.

     (c) Meeting Fees/Daily Rate. Meeting Fees and the daily services rate shall be paid in cash on or as soon as practicable after any regular or special meeting attended, or performance of any other services for the Board or a committee of the Board, by an Eligible Director.

     7. Terms, Conditions and Form of Options. Each Option granted under the Plan shall be evidenced by a written agreement substantially in the form attached hereto or in such other form as the Ineligible Directors shall from time to time approve, which agreements shall be executed by a duly authorized officer of the Company and shall comply with and be subject to the following terms and conditions:

     (a) Option Grant Dates. Commencing in 1999, Options were granted automatically to each Eligible Director elected at the annual meeting of stockholders of the Company as of the date of such meeting. For any Eligible Director who was elected or appointed after the annual meeting of the stockholders of the Company in a given year, the Options were granted to such Eligible Director as of the date of his or her election or appointment. Commencing in 2003, no further Options shall be granted under this Plan; however, all previously granted Options shall remain issued, outstanding and exercisable in accordance with their respective terms.

     (b) Option Formula. Each Eligible Director received an Option to purchase a specified number of shares of Stock on the grant date of the Option without further action by the Board or the Ineligible Directors.

     (c) Period of Options. Options granted under the Plan vest and become exercisable on the first anniversary of grant date of the Option; and Options shall terminate and cease to be exercisable on the tenth anniversary of the grant date of the Option (subject to prior termination as provided in Sections 7(g) and (h) below).

     (d) Option Price. The exercise price of each Option was the Fair Market Value of a share of Stock on the date the Option was granted.

     (e) Exercise of Options. Vested and exercisable Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office accompanied either (i) by cash payment of the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option ("Exercise for Cash"), or (ii) written direction to deliver the shares of Stock being acquired upon exercise of the Option to a registered broker dealer with instruction to sell such shares for the account of Optionee, and to remit to the Company out of such sale proceeds a cash payment equal to the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option ("Cashless Exercise"). Such Option shall be deemed to have been exercised, with respect to an Exercise for Cash on the date both the notice and the cash payment have been received by the Company (with the proceeds per share being calculated as the difference between the Fair Market Value of the stock on the date of exercise and the exercise price of the Option). Such Option shall be deemed to have been exercised with respect to a Cashless Exercise on the sale date shown on the Grantee's brokerage confirmation or other confirmation of trade (with the proceeds per share being calculated as the difference between the sale price of the stock shown on the brokerage confirmation or other confirmation of trade and the exercise price of the Option).

     (f) Transferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution; provided, however, that the Ineligible Directors may determine to grant Options that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members, and may amend outstanding Options to provide for such transferability. No interest of any Optionee in any Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Except as otherwise determined by the Ineligible Directors, during the lifetime of the Grantee, Options shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

     (g) Death or Disability of Grantee. If a Grantee dies or terminates performance of services as a Director because of Disability, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and unexercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of
          (i) the termination of such Option in accordance with Section 7(c), or
          (ii) one year after the date of Grantee's death or termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. In the case of death, an Option may be exercised by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Optionee's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option and such writing is delivered to the Company.

     (h)  Termination of Services as Director.

          (i) If a Grantee's performance of services for the Company and its Subsidiaries shall terminate for any reason other than death or Disability or termination of services as a Director for Cause, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and exercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with
               Section 7(c) or (ii) three months after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate.

          (ii) If a Grantee's performance of services as a Director is terminated for Cause, any unvested and unexercisable Option granted to such Grantee shall terminate as of the date of such termination of services. All Options previously granted to such Grantee which are, as of the date of such termination of services, vested and exercisable, may be exercised at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c) or (ii) one month after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. For this purpose of the Plan and any Option agreement, such Grantee's service shall be deemed to have terminated on the earlier of (A) the date when the Grantee's service in fact terminated or (B) the date when such Grantee received written notice that his service is to terminate for Cause.

     (i) No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to any Stock subject to an Option prior to the date of issuance to such Optionee of a certificate or certificates for such shares.

     8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to transfer shares under such Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Optionees, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

     9. Amendment and Discontinuance. The Board may from time to time amend, suspend or discontinue the Plan; provided, however, that, the Plan shall not be amended without the consent of the shareholders of the Company to the extent such consent is required under Rule 16b-3, Section 162(m) of the Code or any stock exchange or market quotation system on which the Stock is then listed or quoted. Except where approval of the Board is required by applicable law, the power of the Board to amend, suspend or discontinue the Plan shall be exercised by the Ineligible Directors.

     10. General Provisions.

     (a) Assignability. The rights and benefits under the Plan shall not be assignable or transferable by an Eligible Director other than by will or by the laws of descent and distribution, and, except for the Death Benefit described in Section 10(d) below. Except as otherwise determined by the Ineligible Directors, during the lifetime of the Grantee, Options granted under the Plan shall be exercisable only by the Grantee.

     (b) Termination of Plan. No Options may be granted under the Plan after May 18, 2006 (or if such date is not a business day, on the next succeeding business day). The Plan shall automatically terminate on the date all Options granted under the Plan have been exercised or have terminated or expired.

     (c) Adjustments in Event of Change in Stock. In the event of any change in the Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Stock, the number and class of shares subject to outstanding Options, the exercise price per share, and any other terms of the Plan or the Options which in the Ineligible Directors' sole discretion require adjustment shall be appropriately adjusted consistent with such change in such manner as the Ineligible Directors may deem appropriate.

     (d) Death Benefit. In the event that any Eligible Director's services should terminate because of death, the Company shall pay in cash to such Eligible Director's designated beneficiary or beneficiaries (or the Eligible Director's estate if no beneficiary is designated) an amount equal to the cash portion of the annual Board and any committee Retainers, whether or not the Eligible Director has received any of such Retainer in such year.

     (e) No Right to Continue as a Director. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

     (f) ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the Plan.

     (g) Non-Statutory Options. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under
          Section 422A of the Code.

     (h) Effective Date of the Plan. The Plan originally took effect on May 18, 1996 (ten days following last adoption by the stockholders of the Company on May 8, 1996). The Plan was originally adopted by the Board on March 29, 1996, was subsequently amended by the Board on April 15, 1996, and was amended and restated by the Board on February 14, 1997, February 19, 1998, May 19, 1998, February 23, 1999, February 28, 2001,
          June 8, 2001,  May 7, 2002, May 20, 2003 and October 1, 2004. The Plan
          was originally adopted by the stockholders of the Company on March 29, 1996, and again on May 8, 1996 following the amendment of the Plan by the Board.

     (i) Effect of Amendment and Restatement of the Plan. This amended and restated version of the Plan shall amend and supersede in its entirety previous versions of the Plan, provided, however, that such amendment and restatement is not intended to affect the validity of any actions taken under previous versions of the Plan, as summarized on Exhibit A hereto.

     (j) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Colorado and construed accordingly.

     (k) Variation of Pronouns. All pronouns and any variations thereof contained herein shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.